UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

Wireless Fund

                                                                   (Exact name of registrant as specified in charter)

480 N. Magnolia Avenue, Suite 103, El Cajon, CA 92020

                                                                                          (Address of principal executive offices)

                                                                        (Zip code)

Ross C. Provence

480 N. Magnolia Avenue, Suite 103, El Cajon, CA 92020

(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: March 31

Date of reporting period: March 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Wireless Fund

Semi-Annual Report

March 31, 2006

Letter To Shareholders, May 2006

It is estimated that there will be 3 billion mobile subscribers before 2010.  Just last year, 800 million mobile phones were sold, making the mobile phone the most sold consumer product in the world.

As the 1990s came to an end, the New Economy raged about how the wireless industry would change everyday communication.  It was said that the next generation of wireless networks would soon make checking e-mail, surfing the Web, and watching TV as easy to do from the top of a mountain as from a home theatre.  You may also remember that there was a period in the early 2000s when an abrupt crash in the stock market significantly slowed progress in the the advancement of telecommunications deployments.  In the last several years 3G networks have come online strong, and now wireless consumers have access to blasts of information that rival network computers.  Probably the most closely watched emerging service is mobile TV, which IDC research estimates will be a $3 billion market by 2010.

Another incredible wireless technology that has become widespread is navigation, communications, and information products that are enabled by the global positioning system (GPS).  Products that use GPS are now common in products used in the wireless, aviation, marine, general recreation, land, and automotive electronics.

At the Wireless Fund we are reaching into the future of Mobile and Broadband Internet communications through continuous research.

Fund Discussion

For the twelve month period ended March 31, 2006, Wireless Fund posted a total return of 48.76%.  For comparative purposes, the S&P 500 Index was up 11.73% and the Nasdaq Composite Index rose by 18.02%.  The major factors that contributed to the outperformance during the fiscal year were the general

2006 Annual Report  1

strength in the technology sector, a strong telecommunications sector, and several holdings that had substantial returns.

Radio & TV Broadcasting & Communications Equipment was the Fund's most heavily-weighted sector at the end of the period, representing 21.68% of the Fund.  Qualcomm (Nasdaq: QCOM) was the largest holding in this category at 8.46% of the Fund.  Qualcomm is the pioneer and world leader of Code Division Multiple Access (CDMA) digital wireless technology.  Nokia (NYSE: NOK) and Motorola (NYSE: MOT) also represented 3.58% and 3.00% of the Fund respectively.  Both Nokia and Motorola engage in the manufacture of mobile devices and mobile network equipment, as well as in the provision of related solutions and services worldwide.

The Communications Services sector represented the second largest percentage of the portfolio at 16.84%.  American Tower Corp. (NYSE:AMT) was the largest holding in the Communications Services sector at 5.77% of the Fund.  American Tower Corp. and its subsidiaries engage in the ownership, operation, and development of wireless and broadcast communications sites in the United States, Mexico, and Brazil.  It operates through two segments: Rental and Management, and Network Development Services. The Rental and Management segment leases antenna space on multi-tenant communications towers to wireless service providers, and radio and television broadcast companies.  This segment engages in the ownership and operation of wireless communications towers and broadcast communications towers.  The Network Development Services segment provides site acquisition, zoning and permitting services, and structural analysis services that support site leasing operations and the addition of new tenants and equipment on its sites.  American Tower was founded in 1995 and is headquartered in Boston, Massachusetts.  SBA Communications Corp. was the second large holding in the Communications Services sector at 5.32% of the Fund.  SBA Communications Corp., through its subsidiaries, engages in the ownership and operation

2006 Annual Report  2

of wireless communications towers in the eastern third of the United States. It operates in three segments: Site Leasing, Site Development Consulting, and Site Development Construction.  SBA Communications was founded in 1989 and is headquartered in Boca Raton, Florida.

The Radiotelephone Communications sector represented the third largest percentage of the Fund at 12.55%.  NII Holdings Inc. (NASDAQ:NIHD) and Golden Telecom Inc. (NASDAQ: GLDN) were the two largest holdings in the Radiotelephone Communications sector.  NII Holdings Inc. represented 4.86% of the Fund and Golden Telecom represented 2.44% of the Fund.  NII Holdings, Inc., through its subsidiaries, provides digital wireless communication services primarily for business customers in Latin America.  Its digital mobile networks support multiple digital wireless services that comprise digital mobile telephone service, including various calling features, such as speakerphone, conference calling, voice-mail, call forwarding, and additional line service.  It was formerly known as Nextel International, Inc. and changed its name to NII Holdings, Inc. in 2001.  The company is headquartered in Reston, Virginia.  Golden Telecom, Inc., together with its subsidiaries, provides integrated telecommunications and Internet services in Russia and other countries of the Commonwealth of Independent States (CIS).  The company offers voice, data, and Internet services to corporations, operators, and consumers using its metropolitan overlay network in cities, including Moscow, Kiev, St. Petersburg, Nizhny Novgorod, Samara, Kaliningrad, Krasnoyarsk, Almaty, and Tashkent; and via leased channels, and intercity fiber optic and satellite-based networks, including approximately 233 combined access points in Russia and other countries of the CIS.  The company was founded in 1999 and is based in Moscow, Russia.

Looking forward, we continue to be confident that the wireless sector will play a key role in global communications.  Just in the U.S., consumers have shone that their appetite for upgraded services continues to grow.  Last year, they nearly doubled their spending on non-voice mobile phone services over 2004, shelling out $10.5 billion for data services, according to the Yankee Group.  The research firm estimates that billings for mobile data services will continue to explode, hitting $25 billion next year and $41 billion by 2010.  As always, we appreciate your confidence in our abilities and thank you for your investment in the Wireless Fund.

Sincerely,

Jeffrey R. Provence

2006 Annual Report  3

Average annual total returns for the period ended 3/31/06 (4/3/00 Inception)

3/31/06 NAV $4.79

   Since

1 Year

3 Year

  5 Year

           Inception

Wireless Fund

48.76%

28.05%

  -4.15%

-21.21%

Nasdaq**

18.02%

21.11%

   5.48%

-10.13%

Standard & Poor’s 500 Index***

11.73%

17.19%

   3.96%

  -0.83%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**The Nasdaq Composite (Nasdaq) is a capitalization-weighted index of all common stocks listed on Nasdaq and is an unmanaged group of stocks whose composition is different from the Fund.

***The S&P 500 is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-590-0898.

2006 Annual Report  4

Wireless Fund Sector Distribution (Unaudited)

  Industry Sector

    Percentage of Net Assets

  1. Radio & TV Broadcasting & Communications Equipment

         21.68%

  2. Communications Services

         16.84%

  3. Radiotelephone Communications                                                    12.55%

  4. Cash Equivalents

           9.82%

  5. Telephone Communications (No Radiotelephone)

           7.88%

  6. Semiconductors and Related Devices

           6.51%

  7. Electronic Components, NEC

           5.53%

  8. Computer Programming Services                                                      4.87%

  9. Telephone & Telegraph Apparatus

           4.03%

10. Cable & Other Pay Television Services

           3.69%

11. Electronic Parts & Equipment, Not Elsewhere Classified

           3.31%

12. Prepackaged Software

           2.95%

13. Other Assets in Excess of Liabilities

                       0.34%

PROXY VOTING GUIDELINES

Value Trend Capital Management, LP, the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.wireless-fund.com. It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how  the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-800-590-0898). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

2006 Annual Report  5

Availability of Quarterly Schedule of Investments (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Disclosure of Expenses (Unaudited)

Shareholders of this Fund incur ongoing operating expenses consisting of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Fund and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) invested in the Fund on September 30, 2005 and held through March 31, 2006.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. In order to assist shareholders in comparing the ongoing expenses of  investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  Expenses Paid

Beginning

          Ending                 During the Period*

         Account Value

     Account Value        September 30, 2005

    September 30, 2005

    March 31, 2006         to March 31, 2006

            Actual

  $1,000

                    $1,179.80

                                $10.60

            Hypothetical

                          $1,000

                    $1,015.21

                                 $9.80

            (5% annual return

            before expenses)

            *    Expenses are equal to the Fund’s annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

2006 Annual Report  6

                                SCHEDULE OF INVESTMENTS - WIRELESS FUND

                                                                MARCH 31, 2006

Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Cable & Other Pay Television Services
7,000	Comcast Corp. *	$ 183,120
3,000	EchoStar Communications Corp. *	89,610
		272,730	3.69%

Communications Services
14,087	American Tower Corp. *	427,118
10,200	Crown Castle International Corp. *	289,170
5,500	PanAmSat Holding Corporation	136,510
16,800	SBA Communications Corp. *	393,288
		1,246,086	16.84%

Computer Programming Services
10,000	Amdocs Ltd.*	360,600	4.87%

Electronic Components, NEC
18,500	Micronetics Inc. *	409,220	5.53%

Electronic Parts & Equipment, Not Elsewhere Classified
7,875	Brightpoint Inc. *	244,598	3.31%

Prepackaged Software
25,000	CDC Corp. * **	110,000
5,000	Openwave Systems Inc. *	107,900
		217,900	2.95%

Radiotelephone Communications
13,000	China Unicom Ltd. **	107,380
6,000	Golden Telecom Inc. **	180,300
6,100	NII Holdings Inc. *	359,717
7,000	Ubiquitel Inc. *	70,700
1,800	United States Cellular Corp. *	106,848
2,400	Vimpel-Communications * **	103,224
		928,169	12.55%

Radio & TV Broadcasting & Communications Equipment
5,000	Globecomm Systems Inc. *	37,000
4,600	LM Ericsson Telephone Co. **	173,512
9,700	Motorola Inc.	222,227
12,776	Nokia Corp. **	264,718
20,800	Powerwave Technologies Inc. *	280,592
12,375	QUALCOMM Inc.	626,299
		1,604,348	21.68%

Semiconductors and Related Devices
72,000	Conexant Systems Inc. *	248,400
27,000	RF Micro Devices Inc. *	233,550
		481,950	6.51%

Telephone Communications (No Radiotelephone)
18,000	Alaska Communications Systems Group Inc.	218,340
6,000	America Movil SA de CV **	205,560
6,000	China Mobile Hong Kong Ltd. **	159,240
		583,140	7.88%

Telephone & Telegraph Apparatus
12,680	Comverse Technology Inc.*	298,360	4.03%

Total for Common Stock (Cost $5,292,258)		6,647,101	89.84%

Cash Equivalents
413,358	First American Prime Obligation Fund Cl Y Rate 4.27% ***	413,358
313,289	First American Treasury Obligation Cl Y Rate 4.24% ***	313,289
Total for Cash Equivalents (Cost $726,647)		726,647	9.82%

	Total Investments
	(Cost - $6,018,905)	7,373,748	99.66%

	Other Assets In Excess of Liabilities	25,315	0.34%

	Net Assets	$ 7,399,063	100.00%

* Non-Income producing securities.

** ADR - American Depository Receipt.

*** Variable rate security; the yield rate shown represents

the rate at March 31, 2006.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report  7

                                                WIRELESS FUND

Statement of Assets and Liabilities
March 31, 2006

Assets:
Investment Securities at Market Value	$ 7,373,748
(Cost - $6,018,905)
Receivables:
Dividends and Interest	14,365
Shareholder Purchases	29,400
Total Assets	7,417,513
Liabilities:
Payables:
Advisory Fees	11,597
Shareholder Redemptions	6,853
Total Liabilities	18,450
Net Assets	$ 7,399,063
Net Assets Consist of:
Paid In Capital	31,978,915
Realized Gain (Loss) on Investments - Net	(25,934,695)
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	1,354,843
Net Assets, for 1,544,658 Shares Outstanding	$ 7,399,063
(Unlimited number of shares authorized without par value)
Net Asset Value and Redemption Price
Per Share ($7,399,063/1,544,658 shares)	$ 4.79

Statement of Operations
For the year ended March 31, 2006
Investment Income:
Interest	$ 13,060
Dividends	53,463
Total Investment Income	66,523
Expenses: (Note 3)
Management Fees	117,938
Total Expenses	117,938

Net Investment Income (Loss)	(51,415)

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	145,725
Change In Unrealized Appreciation on Investments	2,253,647
Net Realized and Unrealized Gain on Investments	2,399,372

Net Increase in Net Assets from Operations	$ 2,347,957

The accompanying notes are an integral part of the financial statements.

2006 Annual Report  8

                                                                        WIRELESS FUND

Statements of Changes in Net Assets
	4/1/2005	4/1/2004
	to	to
	3/31/2006	3/31/2005
From Operations:
Net Investment Income (Loss)	$ (51,415)	$ (113,102)
Net Realized Gain (Loss) on Investments	145,725	(3,237,957)
Change In Net Unrealized Appreciation	2,253,647	1,519,178
Increase (Decrease) in Net Assets from Operations	2,347,957	(1,831,881)
From Capital Share Transactions:
Proceeds From Sale of Shares	2,906,959	1,173,229
Shares Issued on Reinvestment of Dividends	0	0
Cost of Shares Redeemed	(2,989,801)	(3,439,917)
Net Increase (Decrease) from Shareholder Activity	(82,842)	(2,266,688)

Net Increase (Decrease) in Net Assets	2,265,115	(4,098,569)

Net Assets at Beginning of Period	5,133,948	9,232,517
Net Assets at End of Period (Including Accumulated	$7,399,063	$5,133,948
Undistributed Net Investment Income of $0 and $0, respectively)

Share Transactions:
Issued	718,960	314,083
Reinvested	-	-
Redeemed	(766,930)	(973,551)
Net increase (decrease) in shares	(47,970)	(659,468)
Shares Outstanding, Beginning of Period	1,592,628	2,252,096
Shares Outstanding, End of Period	1,544,658	1,592,628

Financial Highlights
Selected data for a share outstanding	4/1/2005	4/1/2004	4/1/2003	4/1/2002	4/1/2001
throughout the period:	to	to	to	to	to
	3/31/2006	3/31/2005	3/31/2004	3/31/2003	3/31/2002
Net Asset Value -
Beginning of Period	$ 3.22	$ 4.10	$ 2.29	$ 4.07	$ 5.92
Net Investment Income/(Loss)**	(0.03)	(0.06)	(0.06)	(0.04)	(0.09)
Net Gains or Losses on Investments
(realized and unrealized)	1.60	(0.82)	1.87	(1.74)	(1.76)
Total from Investment Operations	1.57	(0.88)	1.81	(1.78)	(1.85)
Net Asset Value -
End of Period	$ 4.79	$ 3.22	$ 4.10	$ 2.29	$ 4.07
Total Return *	48.76%	(21.46)%	79.04%	(43.74)%	(31.25)%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	7,399	5,134	9,233	4,627	8,372

Ratio of Expenses to Average Net Assets	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets	-0.85%	-1.70%	-1.75%	-1.67%	-1.70%
Portfolio Turnover Rate	54.01%	55.24%	15.74%	20.08%	50.52%

* Total Returns in the above table represent the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment.

**Per-Share amounts calculated using Average Shares Outstanding method.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report  9

NOTES TO FINANCIAL STATEMENTS - WIRELESS FUND

March 31, 2006

1.) ORGANIZATION

Wireless Fund (the"Fund") is a non-diversified series of the Wireless Trust (the "Trust"), an open-ended management investment company.  The Trust was organized in Massachusetts as a business trust on January 13, 2000 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies.  At present, there is only one series authorized by the Trust.  The Fund's primary investment objective is to seek long-term growth of capital.  Significant accounting policies of the Fund are presented below:

2.) SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:

The Fund, under normal market conditions, invests at least 80% of its assets in the securities of companies engaged in the development, production, or distribution of wireless related products or services.  The investments in securities are carried at market value.  The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price.  Over-the-counter securities will be valued on the basis of the bid price at the close of each business day.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees.  Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

DISTRIBUTIONS TO SHAREHOLDERS:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, result of operations, or net asset values per share of the Fund. For the fiscal year ended March 31, 2006, net investment loss of $51,415 was reclassified to paid-in-capital.

FEDERAL INCOME TAXES:

The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

USE OF ESTIMATES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

2006 Annual Report  10

Notes to the Financial Statements – continued

OTHER:

The Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized, over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

 3.) INVESTMENT ADVISORY AGREEMENT

Value Trend Capital Management, LP (the “Adviser”), manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees.  Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund.  Value Trend Capital Management, LP also pays the salaries and fees of all officers and trustees of the Trust who are also officers, partners, or employees of the Adviser.  Value Trend Capital Management, LP pays all operating expenses of the Fund, with the exception of taxes, interest, borrowing expenses (such as (a) interest and (b) dividends on short sales), brokerage commissions and extraordinary expenses.  For its services, the Adviser receives a fee of 1.95% per year of the average daily net assets of the Wireless Fund.  Berkshire Capital Holdings, Inc.  ("Berkshire Capital"), is the Sub-Adviser of the Fund and has responsibility for providing investment ideas and recommendations for the assets of the Fund, subject to the supervision of the Investment Adviser.  As full compensation for all services rendered, including investment ideas and recommendations for the assets of the Fund, the Adviser pays the Sub-Adviser compensation at the annual rate of 0.35% of the Fund's average daily net assets from the Adviser's fee.  As a result of the above calculation, for the year ended March 31, 2006, the Adviser and Sub-Adviser received management fees totaling $117,938.  At March 31, 2006, the Fund owed $11,597 to the Adviser.

4.) APPROVAL OF INVESTMENT ADVISERY AGREEMENT (Unaudited)

On March 7, 2006, the Board of Trustees for the Wireless Fund met to consider the renewal of the Management Agreement (the "Agreement"). In renewing the  Agreement, the Board of Trustees considered and evaluated the following factors: (i) the investment performance of the Fund and the investment adviser; (ii) the nature, extent and quality of the services provided by the investment adviser to the Fund;  (iii) the cost of the services to be provided and the profits to be realized by the adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

The Board met with Ross Provence and Jeffrey Provence of the Adviser to discuss the terms of the Agreement. The Board reviewed the personal history of the Adviser, including background and investment management experience, as well as the Fund's performance for the last fiscal year, important factors relating to the fund's performance, the Adviser's investment and research strategy, the Adviser's strength, and expected expenses and revenue from the Fund.

The Board gave careful consideration to factors deemed relevant to the Trust and the Fund as well as the nature, extent and quality of the services to be provided by the Adviser and the performance of the Fund since commencement of operations. The Trustees analyzed the Adviser's experience and the capabilities of the portfolio manager. The Trustees reviewed and discussed the Adviser's Form ADV, internal compliance policies and financials.

As to the cost of the services to be provided, the Board reviewed information regarding comparable fee structures and acknowledged that the Fund's base fee rate (which includes paying substantially all operating expenses of the Fund) of 1.95% was reasonable as compared to similar funds within its benchmark category and range of assets. The Trustees also took into consideration the fact that the Adviser pays the Sub-Adviser 0.35% of its Advisery fee for providing investment ideas and recommendations for the assets of the Fund.  Also, the Trustees acknowledged that managing a technology fund requires more intensive research than the average mutual fund, which holds more securities and more stable stocks across various sectors. The Trustees therefore concluded that the fee structure under the Agreement is reasonable.

2006 Annual Report  11

Notes to the Financial Statements – continued

As for potential economies of scale, the Trustees discussed and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Trustees noted that the Adviser represented to the Board that the Adviser anticipated the expense ratio of the Fund would be reduced as the Fund grows, benefiting shareholders.

After reviewing all the information presented the non-interested Trustees met in executive session.  The Trustees discussed the performance of the Fund and the Adviser's compensation. Based upon the information provided, it was the Board's consensus that the fee to be paid to the Adviser pursuant to the Agreement was reasonable, that the overall arrangement provided under the terms of the Agreement was a reasonable business arrangement, and that the renewal of the Agreement was in the best interest of the Fund's shareholders.

5.) RELATED PARTY TRANSACTIONS

Control persons of Value Trend Capital Management, LP. also serve as directors/officers of the Fund.  These individuals receive benefits from the Adviser resulting from management fees paid to the Adviser of the Fund.  The Trustees who are not interested persons of the Fund were paid $750 each in Trustees’ fees for the year ended March 31, 2006 by the Adviser.

6.) CAPITAL STOCK

The Trust is authorized to issue an unlimited number of shares without par value. Paid in capital at March 31, 2006 was $31,978,915 representing 1,544,658 shares outstanding.

7.) INVESTMENT TRANSACTIONS

For the year ended March 31, 2006, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $3,064,127 and $3,771,484, respectively.  Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

For Federal income tax purposes, the cost of investments owned at March 31, 2006 was $6,290,239.  At March 31, 2006, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) on a tax basis was as follows:

Appreciation

 (Depreciation)

Net Appreciation (Depreciation)

 $1,938,279

   ($854,770)

   $1,083,509

8.) LOSS CARRYFORWARDS

At March 31, 2006, the Fund had available for federal tax purposes an unused capital loss carryforward of $25,663,361, of which $14,791,823 expires in 2009, $4,289,293 expires in 2010, $1,200,315 expires in 2011, $375,757 expires in 2012, $2,851,410 expires in 2013, and $2,154,763 expires in 2014. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.

9.) DISTRIBUTIONS TO SHAREHOLDERS

There were no distributions paid during the fiscal years 2005 and 2006.

As of March 31, 2006 the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income / (accumulated losses)

              $                    0

Undistributed long-term capital gain / (accumulated losses)

                     (25,663,361)

Unrealized appreciation / (depreciation) – Net

                                    1,083,509

  $     (24,579,852)

The difference between book basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

2006 Annual Report  12

Cohen McCurdy

800 Westpoint Pkwy., Suite 1100
Certified Public Accountants                                                                   Westlake, Ohio 44145-1139

                                                                                                            Phone: (440) 835-8500
                                                                                                            Fax: (440) 835-109
                                                                                                            www.cohenmccurdy.com

To The Shareholders and

Trustees of Wireless Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Wireless Fund (the "Fund") as of March 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years  in the period then ended, and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the periods ended prior to March 31, 2004 were audited by McCurdy & Associates CPA's, Inc., whose audit practice was acquired by Cohen McCurdy, Ltd.  McCurdy & Associates CPA's, Inc. expressed unqualified opinions on those highlights and related financial statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2006 by correspondence with the Fund's custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wireless Fund as of March 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen McCurdy, Ltd.

Westlake, Ohio

May 23, 2006

2006 Annual Report  13

TRUSTEES AND OFFICERS

Unaudited

The Board of Trustees supervises the business activities of the Trust.  The names of the Trustees and executive officers of the Trust are shown below.  For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-590-0898.  Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed.

The trustees and officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Name, Address, and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Held By Trustee Or Officer

Ross C. Provence*, (68) 480 North Magnolia Ave., Suite 103, El Cajon, California 92020

Bradley J. DeHaven*, (40) 9528 Blossom Valley Rd. El Cajon, California 92021

Jeffrey R. Provence*, (36) 480 North Magnolia Ave., Suite 103, El Cajon, California 92020

	Trustee and President Trustee and Vice President Trustee, Secretary, Treasurer and Chief Compliance Officer	Indefinite Term; Since 2000 Indefinite Term; Since 2000 Indefinite Term; Since 2000; Chief Compliance Officer Since 2004

General Partner and Portfolio Manager for Value Trend Capital Management, LP (1995 to current). Estate planning attorney (1963 to current).

Owner of DeHaven Enterprises (1991 to current).

General Partner and Portfolio Manager for Value Trend Capital Management, LP (1995 to current).  CEO, Premier Fund Solutions, Inc. (2001 to current).

				1 1 1	Blue Chip Investor Funds None Blue Chip Investor Funds, Private Asset Management Funds, Sycuan Funds

* Trustees who are considered "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their affiliation with the Investment Adviser.

Independent Trustees

Name, Address, and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Held By Trustee Or Officer
Thomas H. Addis III (60) 12312 A Paseo Lucido San Diego, CA 92128 George Cossolias, CPA, (70) 9455 Ridgehaven Court, Suite 101, San Diego, California 92123	Independent Trustee Independent Trustee	Indefinite Term; Since 2000 Indefinite Term; Since 2000

Executive Director/CEO, Southern California PGA (2006 to current). President, Medallion Golf Management (1999 to current).

Owner of George Cossolias & Company,  CPAs (1972 to current).  President of Lubrication Specialists, Inc. (1996 to current).

				1 1	None Blue Chip Investor Funds, Sycuan Funds, Temecula Valley Bankcorp.

2006 Annual Report  14

Investment Adviser

Value Trend Capital Management, LP

480 North Magnolia Avenue, Suite 103

El Cajon, CA 92020

Sub-Adviser

Berkshire Capital Holdings, Inc.

475 Milan Drive, Suite 103

San Jose, CA 95134

Dividend Paying Agent,

Shareholders' Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Dr., Ste 400

Broadview Hts, OH 44147

Custodian

U.S. Bank, NA

425 Walnut Street

P.O. Box 1118

Cincinnati, OH  45201

Independent Registered Public Accounting Firm

Cohen McCurdy, Ltd.

800 Westpoint Pkwy., Ste 1100

Westlake, OH 44145-1594

This report is provided for the general information of the shareholders of the Wireless Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that George Cossolias is an audit committee finical expert. Mr. Cossolias is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d)  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 3/31/06	FYE 3/31/05
Audit Fees	$8,455	$8,245
Audit-Related Fees	$0	$0
Tax Fees	$1,450	$855
All Other Fees	$600	$0

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.

Nature of All Other Fees: Review of Semi-Annual Report.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2)  None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)  The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant,  for the last two years.

Non-Audit Fees	FYE 3/31/06	FYE 3/31/05
Registrant	$2,050	$855
Registrant’s Investment Adviser	$0	$0

(h)  The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)

The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

 (a)(1)

Code of Ethics. Filed herewith.

(a)(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification  pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wireless Fund

By : /s/ Ross C. Provence

Ross C. Provence

President

Date:                        6/8/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By : /s/ Ross C. Provence

Ross C. Provence

President

Date:                        6/8/06

By : /s/ Jeffrey R. Provence

Jeffrey R. Provence

Chief Financial Officer

Date:                        6/8/06